UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2018, FedEx Corporation (“FedEx”) announced that David L. Cunningham, Jr., President and Chief Executive Officer of Federal Express Corporation (“FedEx Express”), a wholly-owned subsidiary of FedEx, will retire effective December 31, 2018. He will be succeeded by Rajesh Subramaniam, Executive Vice President – Chief Marketing and Communications Officer of FedEx. On December 3, 2018, Mr. Cunningham and FedEx Express entered into a separation and release agreement (the “Separation and Release Agreement”). The key terms of the Separation and Release Agreement are summarized below.

Separation Date. Mr. Cunningham will retire from his position as an employee of FedEx Express on December 31, 2018 (the “separation date”).

Separation Payments and Benefits. On or before January 31, 2019, Mr. Cunningham will receive a cash payment of $1,775,240. In addition, FedEx Express has agreed to reimburse Mr. Cunningham for the costs of preparing and filing his 2018 income tax returns in accordance with FedEx’s generally applicable policies for reimbursing officers for such costs, provided that Mr. Cunningham submits such request for reimbursement in writing no later than December 31, 2019.

Mutual Release of Claims. The Separation and Release Agreement contains a general release of claims that Mr. Cunningham may have against FedEx Express and its parent, subsidiaries and affiliated companies, and their respective affiliates and related parties. The Separation and Release Agreement also contains a general release by FedEx Express of claims, liabilities or causes of action against Mr. Cunningham arising as a result of his employment.

Non-Compete Agreement. Mr. Cunningham has agreed that for two years following the separation date, he will not engage as a principal, employee, agent, consultant, or independent contractor for, or act in any other capacity with, the United States Postal Service, United Parcel Service, Amazon.com or DHL.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the Separation and Release Agreement.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Separation and Release Agreement, dated December 3, 2018, between FedEx Express and David L. Cunningham, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: December 7, 2018	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Separation and Release Agreement, dated December 3, 2018, between FedEx Express and David L. Cunningham, Jr.

E-1